Exhibit 99.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is executed and delivered as of October 5, 2020, by and between Hoya ID Fund A, LLC, a California limited liability company (“Seller”), and Telos Corporation, a Maryland corporation (“Buyer”).

RECITALS

WHEREAS, Buyer and Seller are members of TELOS Identity Management Solutions, LLC, a Delaware limited liability company (the “Company”);

WHEREAS, the Company is governed by the Second Amended and Restated Operating Agreement, dated December 24, 2014 (the “Amended Operating Agreement”); and

WHEREAS, Buyer desires to acquire all of the Interest (as defined below) from Seller, and Seller desires to sell such Interest to Buyer, subject to the terms and conditions set forth herein;.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
CERTAIN DEFINITIONS

1.1.
For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Amended Operating Agreement” has the meaning set forth in the Recitals.

“Business Day” means any day of the year on which national banking institutions in New York, New York, are open to the public for conducting business and are not required or authorized to close.

“Cash Consideration” has the meaning set forth in Section 3.

“Closing” has the meaning set forth in Section 4.

“Closing Date” has the meaning set forth in Section 4.

“Common Stock” means the Buyer’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the Recitals.

“Encumbrances” has the meaning set forth in Section 2.

“Interest” means (i) Seller’s 50% Class B Percentage Interest in the Company, (ii) any other equity interest of Seller in the Company and (iii) all rights of Seller with respect to the foregoing including, without limitation, all rights to capital accounts, profits, losses and distributions.

“Outside Date” has the meaning set forth in Section 10.1.

“Qualified IPO” means an underwritten public offering pursuant to an effective registration statement under the Securities Act that results in the listing for trading on an internationally recognized securities exchange or inter dealer quotation system of any Common Stock offered in such public offering.

 “Securities Act” means the Securities Act of 1933, as amended.

“Stock Consideration” has the meaning set forth in Section 3.

1.2.
Other Definitional and Interpretive Matters.  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

(a)
Dollars.  Any reference in this Agreement to “$” or “Dollars” shall mean U.S. dollars.

(b)
Exhibits.  The Exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

(c)
Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

1.3.
Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

2.
PURCHASE AND SALE OF MEMBERSHIP INTEREST. Upon the terms and subject to the conditions set forth in this Agreement and the Amended Operating Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title, and interest in and to the Interest, free and clear of all liens, security interests, encumbrances, pledges, charges, voting trusts, equities, and other restrictions on transfer of any nature whatsoever (collectively, “Encumbrances”).

3.
PURCHASE CONSIDERATION. The consideration for the Buyer’s purchase of the  Interest shall be: (a) the payment to Seller of the sum Thirty Million Dollars ($30,000,000) (the “Cash Consideration”) and (b) the issuance to Seller of that number of  shares of Common Stock equal to twelve percent (12%) of the total number of shares of Common Stock that are issued and outstanding following (i) the issuance of such shares of Common Stock to the Seller and (ii) the closing of the Qualified IPO (the “Stock Consideration”). At Seller’s election, the Stock Consideration may be conveyed, in lieu of by issuance to Seller, by issuance to the members of Seller proportionately in such allocations as the Chief Executive Officer of Seller may designate in writing to Buyer reasonably in advance of the Closing Date. In the event such election is made by Seller, each of the members of the Seller prior to Closing shall deliver to Buyer (x) a Lock-Up Agreement in form acceptable to the underwriters of the Qualified IPO (as otherwise specified below in Section 5.1 (f) with respect to Seller) and (y) the representations contained in Section 6.4 (a) through (e) in writing.

4.
CLOSING. The closing of the transactions contemplated hereby (the “Closing”) shall take place on the date of the closing of the Qualified IPO (the “Closing Date”). The Closing shall be deemed effective as of [●] on the Closing Date.

5.
CLOSING DELIVERIES.

5.1.
Seller’s Deliveries. At the Closing, Seller shall deliver to Buyer:

(a)
a certification of non-foreign status of Seller dated as of the Closing Date and complying with the requirements of Treasury Regulations Section 1.1445-2(b)(2) duly executed by Seller;

(b)
a certificate of good standing or its equivalent of Seller dated as of a date not more than ten (10) Business Days before the Closing Date from the appropriate official of the State of California certifying that Seller is validly existing and in good standing (or the equivalent) under the laws of such jurisdiction;

(c)
duly executed letters of resignation of each of the directors of the Company appointed by Seller;

(d)
a certificate of the Secretary of Seller, given by him or her on behalf of Seller and not in his or her individual capacity, certifying as to the certificate of formation of Seller and as to the resolutions of the Board of Managers of Seller authorizing this Agreement and the transactions contemplated hereby;

(e)
the Assignment of Membership Interest in the form of Exhibit A duly executed by Seller; and

(f)
a Lock-Up Agreement in form acceptable to the underwriters of the Qualified IPO.

5.2.
Buyer’s Deliveries. At the Closing, Buyer shall deliver to Seller:

(a)
a certificate of good standing or its equivalent of Buyer dated as of a date not more than ten (10) Business Days before the Closing Date from the appropriate official of the State of Maryland certifying that Buyer is validly existing and in good standing (or the equivalent) under the laws of such jurisdiction;

(b)
a certificate of the Secretary of Buyer, given by him or her on behalf of Buyer and not in his or her individual capacity, certifying as to the charter of Buyer and as to the resolutions of the Board of Directors of Buyer authorizing this Agreement and the transactions contemplated hereby;

(c)
a stock certificate (or, in the event of an election by the Chief Executive Officer of Seller as specified in Section 3 hereof to issue the stock to the Seller’s members proportionately, certificates) representing the Stock Consideration and bearing a legend that reflects that transfer of the shares of Common Stock represented thereby are restricted pursuant to the terms of the Lock Up Agreement and are not registered under the Securities Act or the securities laws of any state; and

(d)
the Cash Consideration by wire transfer of immediately available funds to an account (or, in the event of an election by the Chief Executive Officer of Seller as specified in Section 3 hereof to pay the Cash Consideration to the Seller’s members proportionately, accounts) designated in writing by Seller at least twenty four hours prior to the Closing.

6.
REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that the statements contained in this Section are correct and complete.

6.1.
Organization and Authority; Enforceability. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of California. Seller has full limited liability company power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution, and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

6.2.
No Conflicts; Consents. The execution, delivery, and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the articles of organization, operating agreement or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party; or (d) result in the creation or imposition of any Encumbrance on the Interest. No consent, approval, waiver or authorization not otherwise obtained is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

6.3.
Ownership of the Interest. Seller is the sole legal, beneficial, record, and equitable owner of the Interest, free and clear of all Encumbrances whatsoever other than the Amended Operating Agreement. Other than the Amended Operating Agreement, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of the Interest.

6.4.
Investment.

(a)
Seller, on behalf of itself and its members, has had the opportunity to ask questions of and to receive answers from Buyer with respect to the business, results of operations and financial conditions of Buyer and to review the reports and other documents filed by Buyer with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. Buyer, on behalf of itself and its members, has made an independent examination, investigation, analysis and evaluation of Buyer.

(b)
Seller is acquiring the Stock Consideration solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.

(c)
Seller acknowledges that the Stock Consideration is not registered under the Securities Act or any state securities laws, and that the Stock Consideration may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(d)
Seller is able to bear the economic risk of holding the Stock Consideration for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

(e)
Seller and each of its members is an “accredited investor” as that term is defined by Rule 501 promulgated under the Securities Act.

7.
REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that the statements contained in this Section 7 are correct and complete.

7.1.
Organization and Authority; Enforceability. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution, and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

7.2.
No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of formation, limited liability company agreement or other organizational documents of Buyer; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. Except as provided in the Amended Operating Agreement, no consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

8.
COVENANTS.

8.1
From the date hereof to the earlier of the Closing or the termination of this Agreement:

(a)
Seller shall not transfer, sell or dispose of any of the Interest or grant options, warrants, calls or other rights to purchase or otherwise acquire any of the Interest other than to Buyer pursuant to the terms of this Agreement;

(b)
Seller shall not exercise its option to sell its Interest to Buyer pursuant to Section 7.05 of the Amended Operating Agreement; and

(c)
Buyer and  Seller shall use their reasonable best efforts to take all actions necessary or appropriate to consummate the transactions contemplated hereby.

9.
CONDITIONS TO CLOSING.

9.1
Conditions Precedent to Obligations of Buyer.  The obligation of Buyer to consummate the transactions contemplated hereby is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Buyer in whole or in part to the extent permitted by applicable Law):

(a)
The Qualified IPO shall have closed;

(b)
Each of the representations and warranties of the Seller contained in Article 7 of this Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date;

(c)
Seller shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Seller on or prior to the Closing Date;

(d)
Seller shall have delivered to Buyer an Officer’s Certificate of Seller certifying that the conditions set forth in Section 9.2  have been met; and

(e)
The Seller shall have made, or caused to have been made, the deliveries contemplated by Section 5.1.

If the Closing occurs, all Closing conditions set forth in this Section 9.1 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Buyer.  Buyer may not rely on the failure of any condition set forth in this Section 9.1 if such failure was caused by Buyer’s failure to comply with any provision of this Agreement.

9.2
Conditions Precedent to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated hereby are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Seller in whole or in part to the extent permitted by applicable Law):

(a)
Each of the representations and warranties of the Buyer contained in Article 7 of this Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date;

(b)
Buyer shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date;

(c)
Buyer shall have delivered to Seller an Officer’s Certificate of Buyer certifying that the conditions set forth in Section 9.1 have been met; and

(d)
Buyer shall have made, or caused to have been made, the deliveries contemplated by Section 5.2.

If the Closing occurs, all Closing conditions set forth in this Section 9.2 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Seller.  Seller may not rely on the failure of any condition set forth in this Section 9.2 if such failure was caused by Seller’s failure to comply with any provision of this Agreement.

10.
TERMINATION.

10.1
Termination of Agreement.  This Agreement may be terminated prior to the Closing as follows:

(e)
at the election of Seller or Buyer after 5:00 p.m., New York, New York time, on March 31, 2021, if the Closing shall not have occurred by such time on such date (the “Outside Date”); provided, however, that in no case shall the right to terminate this Agreement under this Section 10.1(a) be available to Seller or Buyer, as applicable, if such party is then in material breach of any of its obligations hereunder;

(f)
by mutual written consent of Seller and Buyer;

(g)
by Buyer, if there has been a material violation or material breach by Seller of any covenant, representation or warranty contained in this Agreement which, if not cured, would cause a condition to the obligations of Buyer at the Closing not to be satisfied, and such violation or breach has not been waived by Buyer or cured in all material respects by the Company or Seller within five (5) days after receipt by Seller of written notice thereof from Buyer; provided, however, that Buyer may not terminate this Agreement pursuant to this Section 10.1(c) at any time during which Buyer is in breach of this Agreement such that Seller has the right to terminate this Agreement pursuant to Section 10.1(d);

(h)
by Seller, if there has been a material violation or material breach by Buyer of any covenant, representation or warranty contained in this Agreement which if not cured, would cause a condition to the obligations of Seller or the Company at the Closing not to be satisfied, and such violation or breach has not been waived by Seller or cured in all material respects by Buyer within five (5) days after receipt by Buyer of written notice thereof from Seller  provided, however, that Seller may not terminate this Agreement pursuant to this Section 10.1(d) at any time during which Seller or the Company is in breach of this Agreement such that Buyer has the right to terminate this Agreement pursuant to Section 10.1(c).

10.2
Procedure Upon Termination; Effect of Termination.  In the event of termination by Buyer or Seller, or both, pursuant to Section 10.1 hereof, the terminating party shall forthwith deliver notice thereof to the other party or parties in accordance with Section 11.6, and this Agreement shall terminate.

11.
MISCELLANEOUS.

11.1.
Further Assurances. From time to time on and after the Closing Date and without further consideration, the parties hereto shall each deliver or cause to be delivered to the other party at such times and places as shall be reasonably requested, such additional instruments as any of the others may reasonably request for the purpose of carrying out this Agreement and the transactions contemplated hereby.

11.2.
Assignment; Binding Effect; Amendment. This Agreement and the rights of the parties hereunder may not be assigned, whether by operation of law or otherwise. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement, upon execution and delivery, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties hereto.

11.3.
Third Party Beneficiary. No person or entity shall be a third party beneficiary to this Agreement.

11.4.
Entire Agreement. This Agreement and any exhibits hereto are the final, complete, and exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Agreement, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as this Agreement. This Agreement and the exhibits hereto supersede, and cannot be varied, contradicted or supplemented by evidence of, any prior or contemporaneous discussions, correspondence, or oral or written agreements of any kind.

11.5.
Expenses of Transaction. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11.6.
Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered by nationally recognized overnight courier or by delivering the same in person to such party.

If to Seller, addressed to:
Hoya ID Fund A, LLC
2805 Tennyson Place
Hermosa Beach, CA 90254
Attention: Eric Choi

If to Buyer, addressed to:

Telos Corporation
19886 Ashburn Road
Ashburn, Virginia 20147
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Miles & Stockbridge P.C.
100 Light Street
Baltimore, Maryland 21202
Email: cjohnson@milesstockbridge.com
Attention: Christopher R. Johnson

Notice shall be deemed given and effective the day personally delivered and the day after being sent by overnight courier. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section 11.6.

11.7.
Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction). In any judicial, administrative or arbitral action, suit or other legal proceeding between the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of any federal or state court within the State of Maryland and agrees that all claims in respect of such proceedings must be heard and determined exclusively in such courts.

11.8.
Waiver of Jury Trial. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. ANY PARTY MAY FILE A COPY OF THIS SECTION 11.8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT BETWEEN THE PARTIES TO IRREVOCABLY WAIVE TRIAL BY JURY, AND THAT ANY PROCEEDING OR ACTION WHATSOEVER BETWEEN THE PARTIES RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

11.9.
No Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

11.10.
Captions. The headings of this Agreement are inserted for convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

11.11.
Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

11.12.
Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HOYA ID FUND A, LLC

By:
Name: Eric Choi
Title: Chief Executive Officer

TELOS CORPORATION

By:
Name: John B. Wood
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

(attached)